Filed by ADMA Biologics, Inc.
pursuant to Rule 14a-12
under the Securities Exchange Act of 1934, as amended
Subject Company: ADMA Biologics, Inc.
Commission File No.: 001-36728

[Brian Lenz, Chief Financial Officer]

Good morning, I am Brian Lenz, Vice President and CFO of ADMA Biologics.  Thank you for joining our call to discuss this transformative transaction that we announced this morning.  During the course of this conference call, we will make forward-looking statements. All statements that address expectations or projections about the future are forward-looking statements.

Although they reflect our current expectations, these statements are not guarantees of future events or performance, but involve many risks and assumptions. If you'd like more information on the risks involved in our forward-looking statements, please see our Securities and Exchange (SEC) filings.

In connection with the proposed transaction we are discussing today, ADMA Biologics will be filing a proxy statement for stockholder approval. ADMA’s Board members have voted unanimously in favor of the proposed transaction.  Additionally, through Voting Agreements to be filed with the SEC as part of our Form 8-K reporting the transaction, ADMA has received votes in favor of approving the transaction from shareholders holding in the aggregate greater than 50% of the total issued and outstanding common stock of ADMA.  This filing, and other filings we will make with the SEC, will contain important information about our company and the proposed transaction, and we caution you to read such documents carefully and in their entirety as they become available.

Copies of these documents will be available for viewing, free of charge, on the SEC’s EDGAR system and on our investor relations website, at:    ir.admabiologics.com.  I will now turn our call over to our President, Chief Executive Officer and Founder, Adam Grossman.

Filed by ADMA Biologics, Inc.
pursuant to Rule 14a-12
under the Securities Exchange Act of 1934, as amended
Subject Company: ADMA Biologics, Inc.
Commission File No.: 001-36728

Adam Grossman, President & CEO

Good morning, I am Adam Grossman, President and CEO of ADMA Biologics and thank you for joining us today to discuss ADMA’s anticipated acquisition of key, strategic assets from Biotest Pharmaceuticals Corporation, or BPC.   I thank you for your interest in our exciting and growing company and for your time.  We are very excited about this transformational transaction and are pleased to have the opportunity to discuss it with you in detail this morning.

With the execution of this definitive agreement, ADMA looks forward to becoming one of just a handful of fully vertically integrated plasma products and Immune Globulin manufacturers domiciled in the U.S.  We believe that this will be a significant differentiator for our business going forward.  Before I review the specific assets ADMA will be acquiring as part of this transaction and various other details, let me begin by discussing the strategic importance of this agreement to our business as well as some of the history of ADMA Biologics, our lead product candidate, RI-002, and the current status of our Biologics License Application or BLA with the U.S. Food and Drug Administration or FDA.  Following this, and my review of the acquired assets, I will turn the call back over to our Vice President and Chief Financial Officer, Brian Lenz, for his discussion of the terms related to this transaction.

Filed by ADMA Biologics, Inc.
pursuant to Rule 14a-12
under the Securities Exchange Act of 1934, as amended
Subject Company: ADMA Biologics, Inc.
Commission File No.: 001-36728

ADMA Biologics was founded to bring to market specialty immune globulin products to meet the unmet medical needs of immune compromised patients and other at-risk populations.  This transaction enables our company to continue executing on our mission by leveraging a fully-integrated platform and control of product development.  We will no longer be heavily reliant on third-party vendors, and, as such, we will benefit from enhanced development, regulatory, and operational efficiencies.

Our lead product candidate, RI-002 is a unique, patented and novel immune globulin, which has successfully completed and met the endpoints in a pivotal Phase III trial in patients with Primary Immune Deficiency Disease or PIDD.  Data describing the safety, efficacy and product composition has been presented at various medical conferences and which has been published in peer-reviewed journals was included in our BLA to the FDA.  In our view, the data are excellent and we are truly proud of the potential life changing and life-saving attributes we believe our product could provide for patients if approved.  ADMA submitted its BLA to the FDA in July 2015. Our application for approval was met with a Complete Response Letter or CRL in July 2016 that identified deficiencies and inspection issues from certain of our third-party contract manufacturers and requested documentation of corrections for a number of those issues.

RI-002 is manufactured in the plant we are seeking to acquire.  In working with our manufacturing partner on addressing these outstanding inspection issues over the past several months, it became apparent that it would be advantageous for ADMA to have the ability to control all aspects of RI-002 drug substance manufacturing, regulatory affairs and business operations.  We believe this would provide the most appropriate and expeditious pathway for ADMA to obtain U.S. regulatory approval for RI-002 as well as to remediate the Warning Letter at BPC’s Boca Raton, Florida facility.

Filed by ADMA Biologics, Inc.
pursuant to Rule 14a-12
under the Securities Exchange Act of 1934, as amended
Subject Company: ADMA Biologics, Inc.
Commission File No.: 001-36728

It also became apparent that to improve the margins on RI-002 for ADMA and the profitability of the Therapy assets of BPC, that a combination of the businesses and a consolidation of operations would afford significant synergies and financial benefits to both organizations and to our shareholders.

We believe that this transaction impacts our business in four key ways.  First, as I mentioned, the transaction paves the way for us to create a new, vertically integrated commercial plasma products company with a focus on commercializing specialty immune globulin products.  I’ll discuss the important benefits of this momentarily.  The second, and most critical aspect of this transaction, is that upon closing ADMA will have ownership of the facility responsible for manufacturing RI-002, and will therefore have the ability to control all aspects of RI-002’s drug substance manufacturing, including regulatory affairs and business operations.  RI-002 is our lead product candidate and its future success is one of the many exciting aspects of the Company’s long-term prospects.  Therefore, we felt it was imperative to take whatever appropriate actions were necessary to ensure the product is best positioned to receive regulatory licensure and achieve commercial success. We will now have the opportunity to work directly with the FDA in order to resolve the outstanding issues related to the plant and facilities, with the objective of receiving regulatory approval for RI-002 in the most expeditious manner possible.  Our goal is to position RI-002 and the other products manufactured in the facility for commercial success.

Filed by ADMA Biologics, Inc.
pursuant to Rule 14a-12
under the Securities Exchange Act of 1934, as amended
Subject Company: ADMA Biologics, Inc.
Commission File No.: 001-36728

The third key benefit of this transaction is the portfolio of commercial products we will be acquiring.  With the experience of our management team and Board of Directors in the plasma products space, we believe that ADMA is ideally positioned to maximize the commercial potential of the acquired FDA licensed products.

Finally, we believe that this transaction will have a significant positive impact to our balance sheet.  As part of the agreement, ADMA will receive a total of $40 million in funding from Biotest entities.  Importantly, there can of course be no assurances, but this funding is expected to extend ADMA’s cash runway at least into the second half of 2018.

Before I provide the specifics regarding the assets we are acquiring, and the consideration coming to ADMA, I want to return to the impact of becoming a  vertically integrated commercial plasma company will have on our business.  With operational control and the ability to leverage our strict fiscal management policies and oversight of the acquired facilities, we expect a positive effect on gross margins going forward.  In addition, ADMA will also inherit BPC’s contractual agreement for the manufacturing of immune globulin paste for a third party’s licensed hyperimmune globulin product.   We also anticipate having similar contract manufacturing opportunities going forward, which will add another potential and meaningful source of revenue to our business.  Earlier, I noted the experience of our management team and Board of Directors in the plasma products space; based on this broad expertise, we are highly confident in our ability to control and effectively optimize the operations of the acquired facilities and meet the FDA’s expectations for current Good Manufacturing Practices at the site.

Filed by ADMA Biologics, Inc.
pursuant to Rule 14a-12
under the Securities Exchange Act of 1934, as amended
Subject Company: ADMA Biologics, Inc.
Commission File No.: 001-36728

With that, let me now turn to the specifics of the transaction.  Under the terms of the agreement, ADMA is acquiring BPC’s facilities located in Boca Raton, Florida.  These facilities are comprised of two commercial buildings totaling approximately 126,000 square feet on approximately 15 acres of land.  The buildings house a fully equipped, plasma fractionation and purification plant for FDA licensed biologics, testing laboratories, office space, ambient and cold storage warehouses, as well as a commercial scale Monoclonal antibody production facility.

In addition, ADMA has secured all commercial rights to two FDA licensed, revenue generating products.  The acquired products are Nabi-HB™ (Hepatitis B Immune Globulin), and BIVIGAM™ (Immune Globulin Intravenous, Human).  Nabi-HB is a proven, hyperimmune globulin treatment that has been successfully used for  over fourteen years to protect against Hepatitis B infection among newly exposed individuals. The product is manufactured from plasma obtained from vaccinated donors with high titers of human antibodies to Hepatitis B surface antigen (anti-HBs), and has been shown clinically to provide enhanced immunity to people recently exposed to the Hepatitis B virus (HBV).    BIVIGAM is a Human plasma derived Intravenous Immune Globulin, 10% Liquid indicated for the treatment of patients with primary humoral immunodeficiency or (PIDD).  The product contains a wide spectrum of polyclonal antibodies against endemic pathogens, and has demonstrated protection against serious infections in patients with PIDD.

Filed by ADMA Biologics, Inc.
pursuant to Rule 14a-12
under the Securities Exchange Act of 1934, as amended
Subject Company: ADMA Biologics, Inc.
Commission File No.: 001-36728

Finally, as I mentioned earlier, Biotest has agreed to provide ADMA with financing totaling an aggregate of $40 million, consisting of $12.5 million in cash at closing, a $15 million unsecured, subordinated loan at a six (6%) percent interest rate, with interest only through the life of the loan and final payment due in full at the end of five years, along with a $12.5 million equity investment commitment for future equity financings if and when ADMA’s Board approves one.

I would now like to turn the call over to Brian for a discussion of the transaction terms.  Brian?

Brian Lenz, CFO

Thank you, Adam.  In exchange for the acquired assets, cash and financing described by Adam, Biotest will be entitled to receive a newly issued equity interest in ADMA equal to 50% of ADMA’s capital stock, less one share, calculated as of immediately following the closing and on a post-closing issuance basis, consisting of, common stock equal to 25% of the issued and outstanding common stock of ADMA, and non-voting common stock representing the balance of such 50% equity interest, less one share.  In connection with the issuance of such common stock, BPC will be entering into a standstill with ADMA, which will limit BPC’s ability to control the Company, for the shorter of five years after the FDA terminates or rescinds the Warning Letter issued to BPC, or seven years after the closing of the proposed transaction, unless earlier terminated in accordance with its terms.  BPC has also agreed to a six month lockup on any sales of ADMA’s securities following the closing of the proposed transaction and also has agreed to certain volume limitations on any sales of ADMA securities for the three years following the end of such six-month lockup period.

Filed by ADMA Biologics, Inc.
pursuant to Rule 14a-12
under the Securities Exchange Act of 1934, as amended
Subject Company: ADMA Biologics, Inc.
Commission File No.: 001-36728

In addition, Biotest will have the right to place one director on ADMA’s Board and will also have the right to designate one Board observer.  ADMA will also transfer ownership to Biotest of two of its wholly-owned plasma centers located in Norcross, Georgia and Marietta, Georgia effective January 1, 2019. This transfer of plasma center ownership does not preclude ADMA from opening additional plasma centers and the Company may act freely in the plasma collection industry.  Additionally, Biotest AG’s current license agreement provides for commercialization rights in certain territories outside North America to Biotest AG with ADMA to receive royalties from revenues in respect from the sale of RI-002, which license agreement will remain in effect, and Biotest will also be granted a right of first offer for the distribution of potential future ADMA developed plasma-based products in Europe, Near and Middle East and selected other territories.

Filed by ADMA Biologics, Inc.
pursuant to Rule 14a-12
under the Securities Exchange Act of 1934, as amended
Subject Company: ADMA Biologics, Inc.
Commission File No.: 001-36728

The transaction is expected to close during the first half of 2017 and is subject to customary closing conditions, including regulatory and ADMA stockholder approval.  The proposed transaction will be further described in more detail in a current report on Form 8-K and also in a proxy statement on Schedule 14A to be filed by ADMA with the SEC.

I’d like to now turn the call back over to Adam for some closing remarks.  Adam?

Adam Grossman, President & CEO

Thank you, Brian.  While we focused on what we believe to be the four core benefits of the transaction, 1. the creation of a fully vertically integrated commercial plasma company, 2. the ability to control all aspects of RI-002 drug substance manufacturing, regulatory affairs and business operations, 3. obtaining multiple revenue generating plasma-derived products with growth potential, and 4. an enhanced balance sheet, we believe that there are additional important opportunities for ADMA created by this transaction.  We believe that the combination of the acquired assets with our innovative immune globulin-related intellectual property portfolio creates a platform which should provide ADMA with an expedited and less costly pathway for exploring additional hyperimmune and immunoglobulin product candidates, as well as other potential plasma-derived product opportunities.

ADMA was founded with the passion of answering the calls of clinicians who felt that immune globulin developers can “do better” for the PIDD and immune compromised patient community.  ADMA, through its discussions and collaborative work with its Scientific Advisory Board consisting of leaders in immunology and infectious disease medicine, believe that it is possible to “do better” in the

Filed by ADMA Biologics, Inc.
pursuant to Rule 14a-12
under the Securities Exchange Act of 1934, as amended
Subject Company: ADMA Biologics, Inc.
Commission File No.: 001-36728

immune globulin space and that ADMA will strive to do better for our constituents.  Our data suggests that we are moving the peg forward with immune globulins and working together with the leading experts and care-givers in this field, we will continue to be the champions for these patients and build a company with a differentiated product portfolio.    We look forward to working with the FDA in a collegial and diligent manner to address the 483’s and observations recorded during the facility’s past inspections and remediating the Warning Letter as expeditiously as possible.   We view the FDA as a partner and we will commit to taking the appropriate steps to meet all statutory and regulatory requirements.  We take product quality as the highest priority at ADMA Biologics and we will bring and disseminate our culture for excellence and operating principles to the staff who will be joining our organization through this transaction.  We will work as a unified and focused company on making ADMA the premier provider for novel and differentiated Immune Globulin products.

What matters most to us at ADMA – “it’s the patients.”  There are patients who need the products currently manufactured in this plant and there are patients who are desirous to receive RI-002 when its FDA approved.  Patients are what matters most and this transaction when closed will establish a U.S. domiciled, vertically integrated company  devoted to commercializing novel immune globulin and hyperimmune globulin products for immune compromised patients and patients at-risk of certain infectious diseases.  You have my and my team’s commitment that with these assets under ADMA’s control, we will strive to make a difference in treatment modalities for these patient populations.  We have the power to save lives and that truly is what is value creating.

Filed by ADMA Biologics, Inc.
pursuant to Rule 14a-12
under the Securities Exchange Act of 1934, as amended
Subject Company: ADMA Biologics, Inc.
Commission File No.: 001-36728

This combination of ADMA’s specialty immune globulin patent with the process and manufacturing assets of the BPC Therapy business unit will establish a U.S. corporation dedicated to this segment of the pharmaceutical industry.  Recent consolidation in the plasma industry has reduced the number of global players in this market and with analyst forecasts suggesting growth for demand and utilization of plasma products at a rapid pace, we believe ADMA is poised to achieve a larger portion of this growing market segment.

Thank you for your participation this morning.  We view this exciting transaction as transformational for our business, and look forward to updating you as the transaction is consummated and integration work progresses in 2017.  We will be scheduling in person meetings and calls over the next few days with investors.  Please contract, Matt Duffy at LifeSci Advisors at 646-335-5923 to request a meeting or call to answer questions which you may have.  Enjoy the rest of your day and thank you very much for your time and support.  Now we will turn our call over to our moderator for a few questions.

Filed by ADMA Biologics, Inc.
pursuant to Rule 14a-12
under the Securities Exchange Act of 1934, as amended
Subject Company: ADMA Biologics, Inc.
Commission File No.: 001-36728

Additional Information and Where to Find It
This document is for informational purposes only and is neither an offer to purchase or sell nor a solicitation of a proxy with respect to any common shares of ADMA or any other securities. A proxy statement on Schedule 14A, including related documents, will be filed with the United States Securities and Exchange Commission (the “SEC”) by ADMA. THE PROXY STATEMENT ON SCHEDULE 14A AND RELATED MATERALS FILED WITH THE SEC WILL CONTAIN IMPORTANT INFORMATION. SHAREHOLDERS OF ADMA ARE URGED TO READ THESE DOCUMENTS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT SUCH HOLDERS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING THE TRANSACTION DESCRIBED HEREIN.  Investors and security holders may obtain a free copy of these statements (when available) and other documents filed with the SEC at the website maintained by the SEC at www.sec.gov or by directing such requests to the ADMA representative that will be named in the proxy statement on Schedule 14A.

Participants in the Solicitation
ADMA and its directors and certain executive officers; ADMA BioManufacturing, LLC; Aisling Capital II, LP; Biomark Capital Management Co. LLC; Maggro, LLC; The Genesis Foundation; Hariden, LLC; Biotest AG; Biotest Pharmaceuticals Corporation; and Biotest U.S. Corporation may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction described herein.  Information regarding persons who may be deemed to be participants (including descriptions of their interests, by security holdings or otherwise) is contained in:  ADMA Annual Report on Form 10-K for the year ended December 31, 2015, filed with the SEC on March 23, 2016 (SEC File No. 001-36728); ADMA 2016 annual meeting definitive proxy statement on Schedule 14A, filed with the SEC on April 29, 2016; and subsequent SEC filings made by such persons, including more complete descriptions that will be available for review in a proxy statement on Schedule 14A which ADMA plans to file with the SEC and provide to its stockholders in connection with the proposed transaction.

Cautionary Note Regarding Forward-Looking Statements
This communication contains "forward-looking statements" pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate, or imply future results, performance or achievements, and may contain the words "estimate," "intend," "target,” “will," “is likely,” "would," "may," or, in each case, their negative, or words or expressions of similar meaning. These forward-looking statements include, but are not limited to, statements concerning our ability to develop, manufacture, and commercialize specialty plasma-based biologics for the proposed treatment of immune deficiencies and the prevention of certain infectious diseases, the success of our work with our third party vendors and the U.S. Food and Drug Administration (“FDA”) in furtherance of and progress towards an approval of our Biologics License Application for specialty plasma-based biologics and the ability of such third parties to respond adequately or in a timely manner to the issues raised by the FDA, our ability to successfully pursue commercialization and prelaunch activities, the timeframe within which we may receive approval from the FDA for specialty plasma-based biologics, if at all, the potential of our specialty plasma-based biologics to provide meaningful clinical improvement for patients living with PIDD or other indications and our ability to realize increased prices for plasma growth in the plasma collection industry. These forward-looking statements also involve risks and uncertainties concerning our ability to complete and close the proposed transaction described herein, the expected closing date of such transaction, the anticipated benefits and synergies of such transaction, anticipated future combined businesses, operations, products and services, and liquidity, debt repayment and capital return expectations.  Actual events or results may differ materially from those described in this document due to a number of important factors. These factors include, among others, the outcome of regulatory reviews of the proposed transaction; the ability of the parties to complete the transaction; the ability of ADMA to successfully integrate the Business operations (including manufacturing and supply operations), sales and distribution channels, business and financial systems and infrastructures, research and development, technologies, products, services and employees; the ability of the parties to retain their customers and suppliers; the ability of the parties to minimize the diversion of their managements’ attention from ongoing business matters; ADMA’s ability to manage the increased scale, complexity and globalization of its business, operations and employee base post-closing; and other risks detailed in ADMA’s filings with the SEC, including those discussed in ADMA’s most recent Annual Report on Form 10¬-K and in any subsequent periodic reports on Form 10¬-Q and Form 8-K, and any amendments thereto, each of which is on file with the SEC and available at the SEC’s website at www.sec.gov. SEC filings for ADMA are also available in the Investor Relations section of ADMA’s website at www.admabiologics.com. Current and prospective security holders are cautioned that there also can be no assurance that the forward-looking statements included in this communication will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation or warranty by ADMA or any other person that the objectives and plans of ADMA will be achieved in any specified time frame, if at all. Except to the extent required by applicable laws or rules, ADMA does not undertake any obligation to update any forward-looking statements or to announce revisions to any of the forward-looking statements.